DEF 14A and UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ◻

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◻	Definitive Proxy Statement
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◻	Soliciting Material Pursuant to §240.14a-12

Monarch Casino & Resort, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V02955-P90676 Your Vote Counts! MONARCH CASINO & RESORT, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 MONARCH CASINO & RESORT, INC. 2023 Annual Meeting Vote by May 21, 2023 11:59 PM ET You invested in MONARCH CASINO & RESORT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 22, 2023 10:00 a.m., Pacific Time Atlantis Casino Resort Spa 3800 S. Virginia Street Reno, NV 89502 *Please check the meeting materials for any special requirements for meeting attendance and instructions on how to obtain directions to the meeting. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V02956-P90676 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 3 Years 1. Election of Directors Nominees: 2. To approve, on a non-binding, advisory basis, the executive compensation of our named executive officers. 1a. Bob Farahi 3. To recommend, by non-binding, advisory vote, the frequency of votes on executive compensation. 1b. Yvette E. Landau NOTE: Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. For For For